Northern Lights Fund Trust

THE GRATIO VALUES FUND

Supplement dated November 17, 2008

to the Prospectus dated February 1, 2008

The third and fourth paragraphs under the “Principal Investment Strategies” section on pages 2 and 3 of this Prospectus have been revised to read as follows:

“In plain English, the formula screens for good businesses (ROIC) selling at bargain prices (attractive earnings yield). The end result is that all potential investments are ranked based on these two criteria. Those equities that, based on the combined ranking, are in the top 100 of all stocks analyzed, are set aside. From these, the portfolio manager then selects the top twenty to fifty stocks, screening out those that do not meet the Fund’s criteria for social responsibility (more than 25% of revenue directly from alcohol, tobacco, firearms or adult entertainment), or those that the Advisor believes are flawed based on other fundamental or underlying criteria. A security may be flawed if the Advisor believes that the company’s past earnings are no longer attainable or are not indicative of its long-term earnings potential. A security may also be flawed if the Advisor believes the company’s debt-asset ratio is too high. Other factors such as the company’s competitive position or changes in industry dynamics may make a security undesirable as well. The Advisor only applies the passive strategy to U.S. domestic equities.

The investment of the “active strategy” portion of the Fund’s portfolio, encompassing the balance of the Fund’s assets at the time of portfolio re-balancing, includes investments made at the portfolio manager’s discretion based on a favorable view of the overall risk/reward profile of an investment. Typically this active portion of the portfolio will be allocated toward prospects and situations that are viewed as opportunistic. These opportunities may be either in domestic or foreign securities. As part of the active strategy, the Advisor may, in response to market, economic, political or other conditions, invest strategically and for defensive purposes to reduce risk.”

This Supplement and the existing Prospectus dated February 1, 2008, provide relevant information for all shareholders and should be retained for future reference. The Prospectus dated February 1, 2008 has been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-254-7284.